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SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: January 24, 2005
(Date of earliest event reported)

TENET HEALTHCARE CORPORATION
(Exact name of Registrant as specified in its charter)

Nevada (State of Incorporation)	1-7293 (Commission File Number)	95-2557091 (I.R.S. Employer Identification No.)
13737 Noel Road Dallas, Texas 75240 (Address of principal executive offices, including zip code)
(469) 893-2200 (Registrant's telephone number, including area code)
N/A (Former name or former address, if changed since last report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.    Other Events

        In connection with Tenet Healthcare Corporation's ("Tenet") prior filing of a Form S-4 registration statement to register its 9.875% Senior Notes due 2014 (which was filed with the SEC on September 2, 2004), Tenet has reclassified certain financial information previously reported in its Annual Report on Form 10-K for the year ended December 31, 2003 (the "Form 10-K") that was filed with the Securities and Exchange Commission ("SEC") on March 15, 2004, and its Current Report on Form 8-K (the "Form 8-K") filed with the SEC on September 2, 2004, from continuing operations to discontinued operations. The reclassification has no impact on total assets, liabilities, shareholders' equity, net income (loss) or cash flows.

        The reclassifications described below have been made to update the financial information included in the Form 8-K filed with the SEC on September 2, 2004 (which was associated with our filing of a Form S-4 registration statement to register our 9.875% Senior Notes due 2014). The reclassifications have been made in order to present such financial information on a basis consistent with our Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2004, filed with the SEC on November 2, 2004.

        The attached consolidated statements of operations for the years ended May 31, 2001 and 2002, the seven-month transition period ended December 31, 2002 and the years ended December 31, 2002 and 2003 have been revised to reflect in discontinued operations Doctors Medical Center—San Pablo in San Pablo, California whose lease was terminated on July 31, 2004, which was one of the 27 domestic acute care hospitals whose proposed divestitures were disclosed in January 2004, Medical College of Pennsylvania Hospital, which was sold in September 2004, and NorthShore Psychiatric Hospital in Slidell, Louisiana, which was closed in September 2004.

        Based on our current hospital divestiture plan, U.S. Generally Accepted Accounting Principles require that the results of operations of these hospitals be classified as discontinued operations on a retroactive basis in this filing and any future filings.

        Management's Discussion and Analysis of Financial Condition and Results of Operations and the Notes to Consolidated Financial Statements have also been revised to conform to the presentation of the reclassified consolidated results of operations, but, except for Notes 3, 5, 6 and 15 to the consolidated financial statements, have not otherwise been updated to reflect events subsequent to the filing of the Form 10-K.

        The attached information should be read together with the Form 10-K and the Company's SEC filings subsequent to the Form 10-K, including its Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

        The restated information is attached as Exhibit 99.1.

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENET HEALTHCARE CORPORATION
By:	/s/ STEPHEN D. FARBER Stephen D. Farber Chief Financial Officer

Date: January 24, 2005

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EXHIBIT INDEX

23.1	Consent of KPMG LLP
99.1	Financial Information

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